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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          MAY 18, 2005
                                                 -------------------------------

                       HAIGHTS CROSS COMMUNICATIONS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

               333-109381                             13-4087398
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        (Commission File Number)           (IRS Employer Identification No.)

      10 NEW KING STREET, SUITE 102
         WHITE PLAINS, NEW YORK                                   10604
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (914) 289-9400
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01 OTHER EVENTS

     For informational purposes, Haights Cross Communications, Inc. (the "Company") has prepared unaudited pro forma consolidated statements of operations and pro forma segment financial information for the quarters ended March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004 and for the year ended December 31, 2004. The Company has also prepared unaudited consolidated statement of operations and segment financial information for the quarter ended March 31, 2005. Statements mentioned above are attached to this Current Report on Form 8-K as exhibit 99.1. The pro forma information is presented as if the Company's acquisitions of Buckle Down Publishing Company (which the Company acquired on April 15, 2004 as previously disclosed by the Company) and Options Publishing, Inc. (which the Company acquired on December 3, 2004 as previously disclosed by the Company) had occurred on January 1, 2004. The Company has restated the prior period segment information to conform to the Company's reorganized segment presentation, which was described in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

Exhibit No.    Description
-----------    -----------
 99.1          Unaudited pro forma consolidated statements of operations and pro forma segment financial information for the quarters ended March
               31, 2004, June 30, 2004, September 30, 2004, December 31, 2004
               and for the year ended December 31, 2004. Unaudited consolidated statement of operations and segment financial information for the quarter ended March 31, 2005.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HAIGHTS CROSS COMMUNICATIONS, INC.


Date:  May 18, 2005
                                        By: /s/ Paul J. Crecca
                                            ------------------------------------
                                            Name:  Paul J. Crecca
                                            Title: Executive Vice President and
                                                   Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
 99.1          Unaudited pro forma consolidated statements of operations and pro forma segment financial information for the quarters ended March
               31, 2004, June 30, 2004, September 30, 2004, December 31, 2004
               and for the year ended December 31, 2004. Unaudited consolidated statement of operations and segment financial information for the quarter ended March 31, 2005.